EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



             As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated February 6, 1997, included in and incorporated by reference in LCI International, Inc.'s Form 10-K and amended Annual Report on Form 10K/A for the year ended December 31, 1996 and to all references to our Firm included in this Registration Statement.

                                                       /s/ ARTHUR ANDERSEN LLP



Washington, D.C.
December 23, 1997